UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 28, 2014

NEVAEH ENTERPRISES LTD.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other

Jurisdiction of

Incorporation)

333-144681

(Commission File

Number)

N/A

(I.R.S. Employer

Identification No.)

58 Dongcheng District, Beijing, China 100027 N/A

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 949-419-6588

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation; Bylaws; Change in Fiscal Year

On March 28, 2014, we caused to be filed with the Nevada Secretary of State, a Certificate of Amendment to our Articles of Incorporation (the “Amendment”). Pursuant to the Amendment, Article 1 of our Articles of Incorporation was amended to specify that our name is Pan Ocean Container Supplies, Ltd. Additionally, pursuant to the Amendment, Article 3 of our Articles of Incorporation was amended to increase the number of our total authorized shares to 500,000,000, at .001 par value.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2014

NEVAEH ENTERPRISES LTD.

By: /s/ Qi Tang

Qi Tang

President and Chief Executive Officer